Exhibit 10.3

SUBSCRIPTION AGREEMENT – SPECIAL WARRANTS

AMONG

INTELGENX TECHNOLOGIES CORP.

AND

SYNDICATE OF AGENTS REPRESENTED BY

PARADIGM CAPITAL INC.

AND

THE UNDERSIGNED SUBSCRIBER

Private Placement of up to 11,250,000 special warrants at $0.40 per special warrant. Each special warrant will entitle the holder to acquire, for no further consideration and subject to adjustment as set out herein, one unit of IntelGenx Technologies Corp. Each unit will consist of one common share and one common share purchase warrant. Each common share purchase warrant will entitle the holder to purchase one common share of IntelGenx Technologies Corp. for 36 months following the closing of the offering at an exercise price of US$0.80.

INSTRUCTIONS

All Subscribers:

1.	Complete and sign pages 1 and 2 of the Subscription Agreement.

2.

If you are a non-individual subscriber, complete and sign the TSX-V Form 4C – Corporate Placee Registration Form – Appendix II, unless you have filed a Form 4C with the TSX-V within the last year and it remains current.

3.	If you are resident in Canada, complete and sign the Accredited Investor Certificate – Appendix III.

4.	If you are resident in an International Jurisdiction (other than Canada or the United States), complete and sign the International Investor Certificate – Appendix IV.

5.	To subscribe complete, as applicable, and forward (i) this Subscription Agreement; (ii) all applicable Appendixes; and (iii) the subscription proceeds, to one of:

Paradigm Capital Inc.	Bolder Investment Partners, Ltd.	Union Securities Ltd.
95 Wellington Street West,	800 – 1450 Creekside Drive	Suite 115, 240 – 4th Avenue S.W.
Suite 2101	Vancouver, BC V6J 5B3	Calgary, AB T2P 4H4
P.O. Box 55
Toronto, ON M5J 2N7	Attention: Martin Burian	Attention: Jovan Stupar
	Fax : (604) 714-2326	Fax: (403) 237-5546
Attention: Tony Pullen
Fax: (416) 361-0679

SUBSCRIPTION AGREEMENT FOR SPECIAL WARRANTS

To:	IntelGenx Technologies Corp. (the “Issuer”), 6425 Abrams, Ville St.-Laurent, Quebec, H4S 1X9

And To:	Paradigm Capital Inc. (“Paradigm”), 95 Wellington Street West, Suite 2101, Toronto, Ontario M5J 2N7

Bolder Investment Partners, Ltd. (“Bolder”), 800-1450 Creekside Drive, Vancouver, British Columbia, V6J 5B3

Union Securities Ltd. (“Union”), Suite 115, 240-4th Avenue S.W., Calgary, Alberta, T2P 4H4

(Paradigm, Bolder and Union, collectively, the “Agents”)

The undersigned (the “Subscriber”) hereby acknowledges that the Issuer is proceeding with a private placement of up to 11,250,000 special warrants (the “Special Warrants”) at a price of $0.40 per Special Warrant and tenders to the Issuer and the Agents this irrevocable subscription offer which, upon acceptance by the Issuer at its discretion, will constitute an agreement of the Subscriber to subscribe for, take up, purchase and pay for and, on the part of the Issuer, to issue and sell to the Subscriber the number of Special Warrants set out below on the terms and subject to the conditions set out in this Agreement. Each Special Warrant will entitle the holder to acquire, for no further consideration and subject to adjustment as set out herein, one unit of the Issuer (a “Unit”) on the terms and conditions set out herein. Each Unit will consist of one common share in the capital of the Issuer (a “Common Share”) and one Common Share purchase warrant (a “Warrant”). Each Warrant will entitle the holder to purchase one Common Share (a “Warrant Share”) for 36 months following the closing of the offering at an exercise price of US$0.80. In the event that the Clearance Date (as defined herein) has not occurred on or prior to the Clearance Deadline (as defined herein), each Special Warrant shall thereafter be exercisable into 1.1 Units (instead of one Unit). The Subscriber agrees to be bound by the terms and conditions set forth in this Agreement including without limitation the representations, warranties and covenants set forth in the applicable Appendices attached thereto. The Subscriber further agrees, without limitation, that the Issuer and the Agents may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

Number of Special Warrants:	__________________
Total Purchase Price at $0.40 per Special Warrant:	$ __________________

DATED this ____ day of ____, 2009

(Name of Subscriber – please print)	(Subscriber’s Residential or Head Office Address)

by:
(Official Capacity or Title – please print)

Authorized Signature	(Telephone Number)

(Please print name of individual whose signature appears above if different than the name of the Subscriber printed above.)	(Facsimile Number)

(E-mail Address)
Please complete if purchasing as an agent for a disclosed principal and not deemed to be purchasing as a principal under the applicable securities legislation

Name of disclosed principal

Address of disclosed principal

Telephone number of disclosed principal

Registration Instructions (if other than in name of Subscriber):	Delivery Instructions (if other than the address above):
Name	Account reference, if applicable
Account reference, if applicable	Contact Name
Address	Address

Telephone Number
Facsimile Number

Present Ownership of Securities

The Subscriber either [check appropriate box]:

☐

owns directly or indirectly, or exercises control or direction over, no Common Shares of the Issuer or securities convertible into Common Shares; or

☐

owns directly or indirectly, or exercises control or direction over, __________ Common Shares of the Issuer and convertible securities entitling the Subscriber to acquire an additional ________ Common Shares.

Insider Status

The Subscriber either [check appropriate box]:

☐

is an “Insider” of the Issuer as defined in the Securities Act (Ontario); or

☐

is not an Insider of the Issuer.

Member of “Pro Group”

The Subscriber either [check appropriate box]:

☐

is a Member of the “Pro Group” as defined in Policy 1.1 of the TSX-V; or

☐

is not a member of the Pro Group.

NOTE: The information collected herein will be used by the Issuer in determining whether the Subscriber meets the requirements for the applicable prospectus exemptions, for making certain filings with the TSX-V and other applicable regulatory authorities and for meeting its requirements under securities legislation with respect to the mailing of continuous disclosure materials of the Issuer to the Subscriber. By signing this subscription agreement, the Subscriber and any disclosed principal for whom the Subscriber is acting hereby consents to the collection and use of all of the Subscriber’s or the disclosed principal’s personal information contained herein by the Issuer for the above referenced purposes.

This subscription is accepted by IntelGenx Technologies Corp. this _____day of _______________, 2009.

INTELGENX TECHNOLOGIES CORP.

Per:  ___________________________________
               Authorized Signatory

1.	INTERPRETATION

1.1	In this Agreement, unless the context otherwise requires:

	(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

	(b)	“Accredited Investor” has the same meaning ascribed to that term in National Instrument 45-106;

	(c)	“Agency Agreement” means the agency agreement to be entered into at Closing between the Issuer and the Agents;

	(d)	“Agents” means, collectively, Paradigm Capital Inc., Bolder Investment Partners, Ltd. and Union Securities Ltd.;

	(e)	“Aggregate Special Warrants” means the aggregate number of Special Warrants sold pursuant to the Private Placement;

	(f)	“Aggregate Subscription Price” means the aggregate dollar amount of the subscription under this Agreement as set out on the face page hereof;

(g)

“Agreement” means this subscription agreement to be entered into between the Issuer and the Subscriber for the purchase of Special Warrants and includes all schedules and appendices attached hereto, in each case as they may be amended or supplemented from time to time;

	(h)	“AMF” means Autorité des Marchés Financiers;

	(i)	“Automatic Exercise Date” means 5:00 p.m. (Toronto time) on the date that is the earlier of (a) the Clearance Date, and (b) the Clearance Deadline;

	(j)	“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto, Ontario are not open for business;

(k)

“Clearance Date” means the date which is five Business Days following the later of (i) the date the Issuer receives a Decision Document for the Prospectus from the last of the Commissions, and (ii) the date the Registration Statement is declared effective by the SEC;

	(l)	“Clearance Deadline” means the date which is 120 days following the Closing Date;

(m)

“Closing” means the closing of the Private Placement, on the Closing Date, pursuant to which the Special Warrants are issued to the Subscribers in accordance with the terms and conditions of this Agreement;

	(n)	“Closing Date” means June 30, 2009 or such other earlier or later date as the Issuer and the Agents may agree;

	(o)	“Commissions” means, collectively, the provincial securities commission or other regulatory authority in each of the Jurisdictions;

	(p)	“Common Shares” means common shares in the authorized capital of the Issuer;

	(q)	“Compensation Options” has the meaning ascribed to that term in Section 5.1(x);

(r)

“Decision Document” means a decision document issued by the AMF in its capacity as principal regulator in accordance with Multilateral Instrument 11-202 – Passport System and National Policy 11-202 – Process for Prospectus Reviews in Multiple Jurisdictions evidencing that a receipt has been issued by each of the Commissions (other than the Ontario Securities Commission) and a receipt has been issued by the Ontario Securities Commission;

(s)	“Disclosed Principal” has the meaning ascribed in subsection 5.1(c)(ii);

(t)

“Disclosure Record” means the financial statements, management discussion and analysis, certifications, circulars, reports, forms, press releases and other documents filed by the Issuer on the System for Electronic Data Analysis and Retrieval (SEDAR) since December 31, 2006;

(u)	“Exemptions” means the exemptions from the prospectus requirements outlined at sections 2.3 and 2.10 of National Instrument 45-106;

(v)	“Insider” has the meaning ascribed in s.1(1) of the Ontario Act;

(w)	“International Jurisdiction” means a jurisdiction other than and outside Canada and the United States;

(x)	“Issue Price” means $0.40 per Special Warrant;

(y)	“Jurisdictions” means the provinces of British Columbia, Alberta, Ontario and Quebec and such other Canadian provinces as agreed upon by the Company and the Agents where Subscribers are resident;

(z)	“National Instrument 45-102” means National Instrument 45-102 – Resale of Securities published by the Canadian Securities Administrators;

(aa)	“National Instrument 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions published by the Canadian Securities Administrators;

(bb)

“Ontario Act” means the Securities Act (Ontario), the regulations and rules made thereunder and all published policy statements, blanket orders, notices, directions and rulings issued or adopted by the Ontario Securities Commission, all as amended;

(cc)	“Parties” or “Party” means the Subscriber, the Issuer or both, as the context requires;

(dd)	“Personal Information” has the meaning ascribed in section 11.5;

(ee)	“Private Placement” means the issue and sale of the Special Warrants;

(ff)

“Prospectus” means the final short-form prospectus (or long-form prospectus, if applicable) qualifying the distribution of the Common Shares and Warrants issuable upon exercise of the Special Warrants;

(gg)

“Registration Statement” means a S-1 registration statement filed with the SEC in accordance with the 1933 Act qualifying the Common Share and Warrants issuable upon exercise of the Special Warrants, the Compensation Options and the Warrant Shares issuable thereunder;

(hh)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(ii)	“Regulatory Authorities” means the Commissions and the TSX-V and the securities regulatory authorities in an International Jurisdiction;

(jj)	“Rule 144” means Rule 144 promulgated under the 1933 Act;

(kk)	“Rule 144A” means Rule 144A promulgated under the 1933 Act;

(ll)	“SEC” means the United States Securities and Exchange Commission;

(mm)

“Securities Laws” means, as applicable, the securities legislation and securities laws of each Jurisdiction and the regulations and rules made thereunder and all published policy statements, blanket orders, notices, directions and ruling issued or adopted by the Commissions, collectively, and the rules of the TSX-V;

(nn)	“Special Warrants” means the special warrants to be issued and sold by the Issuer in accordance with the terms of this Agreement;

(oo)	“Subscriber” means the subscriber for the Special Warrants as set out on the face page of this Agreement and includes, as applicable, each Disclosed Principal for whom it is acting;

(pp)	“Subscription Proceeds” means the gross proceeds from the sale of Special Warrants under the Private Placement;

(qq)	“Term Sheet” means the term sheet attached hereto as Appendix I;

(rr)	“TSX-V” means TSX Venture Exchange;

(ss)	“Unit” means one Common Share and one Warrant;

(tt)	“United States” means the United States of America, its territories or possessions, any State of the United States and the District of Columbia;

(uu)

“U.S. Person” has the meaning given to the term “U.S. person” in Rule 902(k) of Regulation S. Without limiting the foregoing, but for greater clarity in this Agreement, a U.S. Person includes, subject to the exclusions set forth in Regulation S, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate or trust of which any executor, administrator or trustee is a U.S. Person, (iv) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States and (v) any partnership or corporation organized or incorporated under the laws of any non-U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by U.S. accredited investors who are not natural persons, estates or trusts;

(vv)	“Warrant” means a Common Share purchase warrant entitling the holder thereof to purchase one Common Share for 36 months following Closing at an exercise price of US$0.80; and

(ww)	“Warrant Share” means a Common Share issuable upon exercise of the Warrant.

1.2

Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (Ontario).

1.3

This Agreement is to be read with all changes in gender or number as required by the context.

1.4

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

1.5

Unless otherwise indicated, all dollar amounts referred to in this Agreement, including the symbol “$”, are in lawful currency of Canada.

1.6

This Agreement, any amendment, addendum or supplement hereto, and all other documents relating hereto shall be governed by and construed in accordance with the internal laws of the Province of Ontario, and the federal laws of Canada applicable therein, governing contracts made and to be performed wholly therein, and without reference to its principles governing the choice or conflict of laws. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Ontario with respect to any dispute related to or arising from this Agreement.

2.

SUBSCRIPTION

2.1

Subject to section 7 of this Agreement, the Subscriber hereby confirms its irrevocable subscription for the Special Warrants from the Issuer, on and subject to the terms and conditions set out in this Agreement, for the Aggregate Subscription Price which is payable as described herein. The Subscriber acknowledges (on its own behalf and, including if applicable, on behalf of each Disclosed Principal) that upon acceptance by the Issuer of this Agreement, this Agreement will constitute a binding obligation of the Subscriber (including if applicable, each Disclosed Principal) subject to the terms and conditions contained herein.

2.2

The Issuer may, in its absolute discretion, accept or reject the Subscriber’s subscription for Special Warrants as set forth in this Agreement, in whole or in part, and the Issuer reserves the right to allot to the Subscriber less than the amount of Special Warrants subscribed for under this Agreement. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Agents representing the Aggregate Subscription Price will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Aggregate Subscription Price for that portion of the subscription for the Special Warrants which is not accepted, will be promptly delivered to the Subscriber without interest or deduction. The Subscriber acknowledges and agrees that the acceptance of this Agreement will be conditional upon, among other things, the sale of the Special Warrants to the Subscriber being exempt from any prospectus and offering memorandum requirements of applicable Securities Laws and the equivalent provisions of securities laws of any other applicable jurisdiction and, to the extent possible, the Subscriber agrees to furnish the Issuer with all information that is reasonably necessary to confirm same.

2.3

Subscription proceeds paid by the Subscriber to the Agents will be held in trust pending the Closing, and if the Closing does not occur on or before July 31, 2009 or such later date as agreed to by the Issuer and the Agents, the subscription proceeds will be returned to the Subscriber without interest or deduction.

3.	SPECIAL WARRANTS

3.1

Each Special Warrant will automatically be exercisable, without further consideration and subject to adjustment as set out below for one Unit on the Automatic Exercise Date. Each Unit will consist of one Common Share and one Warrant; each Warrant will entitle the holder thereof to purchase one Warrant Share at an exercise price of US$0.80 for 36 months following the Closing Date. In the event that the Clearance Date has not occurred on or prior to the Clearance Deadline each unexercised Special Warrant will thereafter be automatically exercised without further consideration for 1.1 Units (instead of one Unit) on the Automatic Exercise Date.

3.2

The Special Warrants shall be created and issued pursuant to a special warrant indenture to be entered into on the Closing Date between the Issuer and a warrant agent. The specific attributes of the Special Warrants shall be set forth in the special warrant indenture.

3.3

The Issuer will use its best efforts to, on or prior to the date which is 30 days following the Closing Date, (i) obtain the Decision Document for the Prospectus in each of the Jurisdictions, and (ii) file the Registration Statement with the SEC.

3.4

In addition to the aforementioned covenants, the Issuer shall use commercially reasonable efforts to file with the Commissions: (i) a preliminary prospectus in respect of the distribution of the Units issuable on the exercise of the Special Warrants on the Business Day following the Closing Date, (ii) the Prospectus seven days thereafter, and in each case promptly thereafter obtain a Decision Document, and (iii) use commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable following the Closing Date.

4.	POWER OF ATTORNEY

4.1

The Subscriber irrevocably authorizes Paradigm in its discretion, to act as the Subscriber’s representative at Closing, and hereby appoints Paradigm, with full power of substitution, as its true and lawful attorney with the full power and authority to act for and in the name of the Subscriber, to execute and deliver such documents, instruments or agreements and do all acts necessary to effect the following:

(a)

if delivered, to receive certificates representing the Special Warrants, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, if any, to complete and correct any manifest errors or omissions in any form or document provided by the Subscriber, including this Agreement and the appendices and schedules hereto, in connection with the subscription for the Special Warrants and to exercise any rights of termination contained in the Agency Agreement;

(b)	to negotiate and settle any documents related to the Private Placement including any opinions, certificates or other documents addressed to the Subscriber;

(c)

to extend or shorten any time periods and to modify or waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Agreement and the Agency Agreement or any ancillary or related document, provided that such extensions, modifications, or waivers do not materially affect the Subscriber’s obligations or rights under this Agreement;

(d)	to make payment for the Special Warrants purchased hereby on behalf of the Subscriber or any Disclosed Principal;

(e)

to terminate this Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as Paradigm in its sole discretion may determine and Paradigm shall have no liability to any Subscriber whatsoever in connection with any decision to waive any of such conditions or to extend the time for satisfaction of such conditions or any decision to exercise or not exercise or extend the right to terminate the Agency Agreement; and

(f)	without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement.

4.2

The power of attorney is irrevocable, is coupled with an interest, and has been given for valuable consideration, the receipt and adequacy of which is acknowledged. The power of attorney and other rights and privileges granted under this Section 4 will survive any legal or mental incapacity, dissolution, bankruptcy or death of the Subscriber. The power of attorney extends to the heirs, executors, administrators, other legal representatives and successors, transferees and assigns of the Subscriber. Any person dealing with Paradigm may conclusively presume and rely upon the fact that any document, instrument or agreement executed by Paradigm pursuant to this power of attorney is authorised and binding on the Subscriber, without further inquiry. The Subscriber agrees to be bound by any representations or actions made or taken by Paradigm pursuant to this power of attorney, and waives any and all defences that may be available to contest, negate or disaffirm any action of Paradigm taken in good faith under this power of attorney.

5.	REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS OF THE SUBSCRIBER

5.1

The Subscriber (on its own behalf and, including if applicable, on behalf of each Disclosed Principal) acknowledges, represents, warrants and covenants to and with the Issuer and the Agents that, as at the date given above and at the Closing Date:

(a)

no prospectus has been filed by the Issuer with any of the Commissions in connection with the issuance of the Special Warrants, such issuance is exempted from the prospectus requirements of applicable Securities Laws and that as a result:

(i)

the Subscriber is restricted from using most of the civil remedies available under applicable Securities Laws including statutory rights of rescission and certain statutory remedies against an issuer, underwriters, auditors and officers otherwise available to investors who acquire securities offered by a prospectus;

	(ii)	the Subscriber may not receive information that would otherwise be required to be provided to it under applicable Securities Laws and under applicable securities laws of the United States; and

	(iii)	the Issuer is relieved from certain obligations that would otherwise apply under applicable Securities Laws;

(b)

the Subscriber certifies that it and, if applicable, each Disclosed Principal is resident and located in the jurisdiction set out under “Subscriber’s Residential or Head Office Address” on the first page of this Agreement, which address is the residence or principal place of business of the Subscriber, or Disclosed Principal, as the case may be, and such address was not obtained or used solely for the purpose of acquiring the Subscriber’s Special Warrants;

(c)	the Subscriber is either:

(i)

purchasing the Subscriber’s Special Warrants as principal for its own account and not for the benefit of any other person or is deemed under applicable Securities Laws to be purchasing the Subscriber’s Special Warrants as principal,; or

(ii)

purchasing the Subscriber’s Special Warrants as agent for beneficial principal(s) (each a “Disclosed Principal”), all of whom are disclosed on page 1 of this Agreement, and is not deemed under applicable Securities Laws to be purchasing the Subscriber’s Special Warrants as principal, and it is duly authorized to enter into this Agreement and to execute and deliver all documentation in connection with the purchase on behalf of each such Disclosed Principal, who is purchasing as principal for its own account and not for the benefit of any other person and the Subscriber in its capacity as agent is acting in compliance with all applicable securities and other laws; or

	(iii)	purchasing (if a resident of a Jurisdiction) for a principal or principals which is or are undisclosed or identified by account number only and is:

(A)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and in Ontario, is purchasing a security that is not a security of an investment fund; or

(B)

a trust corporation registered under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction, and is purchasing the Subscriber’s Special Warrants as trustee or agent for one or more accounts that are fully managed by such trust corporation, which account or accounts are acquiring the Subscriber’s Special Warrants as principal;

(d)	if the Subscriber or the Disclosed Principal is resident in Canada, the Subscriber or, if the Subscriber is purchasing on behalf of a Disclosed Principal, that Disclosed Principal:

(i)

is an Accredited Investor, by virtue of the fact that the Subscriber or such Disclosed Principal, as the case may be, falls within one or more of the sub-paragraphs of the definition of Accredited Investor set out in Appendix III (the Subscriber having checked the sub-paragraph(s) applicable to the Subscriber or such Disclosed Principal, as the case may be) and neither the Subscriber nor such Disclosed Principal has been created or is being used primarily to permit the purchase of the Special Warrants without a prospectus; or

(ii)

is purchasing sufficient Special Warrants so that the aggregate acquisition cost of the Subscriber’s Special Warrants is not less than $150,000 and the Subscriber or such Disclosed Principal, as the case may be, is not a corporation, syndicate, partnership or other form of incorporated or non-incorporated entity or organization created solely to permit the purchase of the Subscriber’s Special Warrants without a prospectus by a group of individuals whose individual share of the aggregate acquisition cost of the Subscriber’s Special Warrants is less than $150,000;

(e)

(i) The Subscriber, is not a U.S. Person and hereby represents and warrants to, and covenants with, the Issuer and the Agents, and acknowledges that the Issuer and the Agents are relying on such representations and warranties in connection with the transactions contemplated herein, as follows:

(A)

the Subscriber is not a U.S. Person nor subscribing for the Special Warrants for the account or benefit of a U.S. Person or a person in the United States or for resale in the United States and the Subscriber confirms that the Special Warrants have not been offered to the Subscriber in the United States and that this Subscription Agreement has not been executed or delivered in the United States.;

	(B)	the offer to purchase the Subscriber’s Special Warrants was not made to the Subscriber or Disclosed Principal, if any, in the United States;

(C)

at the time the Subscriber’s subscription for Special Warrants was executed and delivered to the Issuer, the Subscriber (or the Subscriber’s authorized signatory, if it is not a natural person) was outside the United States; and

	(D)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

(ii)

if the Subscriber is resident in an International Jurisdiction, the subscription for Special Warrants by the Subscriber hereunder is being made pursuant to exemptions under and in accordance with, and does not contravene any of the, applicable securities legislation in the such jurisdiction in which the Subscriber resides and the Subscriber has completed and delivered the International Investor Certificate attached as Appendix IV hereto;

(iii)

the Subscriber and each Disclosed Principal, as the case may be, acknowledges that no Regulatory Authority or governmental agency regulatory body or similar authority has reviewed or passed upon the merits of an investment in the Special Warrants or the Common Shares and that any representation to the contrary is a criminal offence and, if made, may not be relied upon; and

(iv)

the Subscriber will not offer, sell or otherwise transfer any of the Special Warrants, Warrants or the Common Shares issuable on exercise of the Special Warrants or Warrants, as the case may be, in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions or exceptions therefrom;

(f)	no person has made to the Subscriber or any Disclosed Principal, if applicable, any written or oral representations:

	(i)	that any person will resell or repurchase any of the Special Warrants;

	(ii)	that any person will refund the purchase price of any of the Special Warrants;

	(iii)	as to the future price or value of any of the Special Warrants, or securities issuable on exercise of the Special Warrants or the Warrants, as the case may be; or

(iv)

that any of the Issuer’s securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Issuer’s securities for trading on a stock exchange, other than the Common Shares on the TSX-V;

(g)

the Subscriber or, the Disclosed Principal, as the case may be, will not become a “control person” (as defined in the Ontario Act) by virtue of the purchase of the Subscriber’s Special Warrants (assuming the exercise thereof into Common Shares), and does not intend to act in concert with any other person to form a control group of the Issuer;

(h)

this subscription has not been solicited in any other manner contrary to applicable Securities Laws and the Subscriber acknowledges that the Subscriber will not receive an offering memorandum or other disclosure document in respect of the Issuer or the Special Warrants;

(i)

neither the Subscriber nor any Disclosed Principal, if applicable, has knowledge of a “material fact” or “material change” (as those terms are defined in the Ontario Act) in the affairs of the Issuer that has not been generally disclosed to the public;

(j)

the Subscriber’s decision to tender this offer and purchase the Subscriber’s Special Warrants has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Issuer, the Agents or any other person and is based entirely upon this Agreement and currently available public information concerning the Issuer;

(k)

the Agents and/or their directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Issuer, or as to whether or not all information concerning the Issuer required to be disclosed by it has been generally disclosed;

(l)

the Agents have not, in connection with the Private Placement, engaged in or conducted any independent investigation with respect to the Issuer, or any information made, or required to be made, publicly available by the Issuer;

(m)

the Issuer will have the right to accept this subscription offer in whole or in part and the acceptance of this subscription offer will be conditional upon the sale of the Subscriber’s Special Warrants to the Subscriber or the Disclosed Principal, as the case may be, being exempt from the prospectus and registration requirements under applicable Securities Laws;

(n)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority in the jurisdiction in which the Subscriber is resident, if the Subscriber is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and if the Subscriber is not an individual, the Subscriber has all necessary authority and approvals by its directors, shareholders, partners, trustees or others to authorize the execution and delivery of this Agreement on behalf of the Subscriber;

(o)

the entering into of this Agreement and the completion of the transactions contemplated hereby will not result in the material default of violation of any of the terms and provisions of any law applicable to, or the constating documents, by-laws or resolutions of, the Subscriber or any Disclosed Principal, if applicable, or of any agreement, written or oral, to which the Subscriber or the Disclosed Principal, if applicable, may be a party or by which it is or may be bound;

(p)

the Subscriber has obtained all necessary consents and authorities to enable it to agree to subscribe for the Special Warrants and to perform its obligations under this Agreement and the Subscriber has otherwise observed all applicable laws, obtained any requisite governmental or other consents, complied with all requisite formalities and paid any issue, transfer or other taxes due in any territory in connection with its acceptance and the Subscriber has not taken any action which will or may result in the Issuer or the Agents acting in breach of any regulatory or legal requirements of any territory in connection with the Private Placement or the Subscriber’s subscription;

(q)

this Agreement, along with Appendix II (if applicable) and one of either Appendix III or IV, as applicable, has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber and, if applicable, the Disclosed Principal;

(r)

the Subscriber has been advised to consult its own legal advisors with respect to tax matters and the applicable hold periods imposed in respect of the Special Warrants by applicable securities legislation and regulatory policies and confirms that no representations by the Issuer or the Agents have been made, respecting tax matters or the hold periods applicable to the Special Warrants;

(s)

the Subscriber and, if applicable, each Disclosed Principal is aware of the risks and other characteristics of the Special Warrants, including the risk that the Subscriber may lose its entire investment, and of the fact that the Subscriber and, if applicable, each Disclosed Principal may not be able to resell the Special Warrants purchased by it except in accordance with the applicable securities legislation and regulatory policies and that the Special Warrants may be subject to resale restrictions and may bear a legend to this effect;

(t)

the Subscriber understands that the Special Warrants, the Common Shares and Warrants issuable on exercise of the Special Warrants and the Warrant Shares are “restricted securities” within the meaning of Rule 144 and agrees that if it decides to offer, sell, pledge or otherwise transfer any such security they may be offered, sold, pledged or otherwise transferred only: (A) to the Issuer; (B) outside the United States in accordance with Rule 904 of Regulation S under the 1933 Act; (C) within the United States in accordance with (i) Rule 144A to a person who the seller reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale, or transfer is being made in reliance on Rule 144A, if available, or (ii) the exemption from registration under the 1933 Act provided by Rule 144 thereunder, if applicable; (D) in a transaction that does not require registration under the 1933 Act or any applicable United States Securities Laws and regulations governing the offer and sale of securities; or (E) pursuant to an effective registration statement under the 1933 Act, provided that with respect to sales or transfers under clauses (C)(ii) or (D), only if the holder has furnished to the Issuer an opinion of counsel, reasonably satisfactory to the Issuer, prior to such sale or transfer and in each case in accordance with any United States Securities Laws or securities laws of any other applicable jurisdiction;

(u)

the certificates representing the Special Warrants, the Common Shares and Warrants issuable on exercise of the Special Warrants or the Warrant Shares issuable upon exercise of the Warrants, as the case may be, if issued prior to the Clearance Date for the Prospectus or if issued prior to the day which is four months and one day following the Closing Date will bear the following legends as required by National Instrument 45-102 and the TSX-V substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER [INSERT DISTRIBUTION DATE].”

“WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [INSERT DATE].”

In addition to the legends above, until such time as the Special Warrants, the Common Shares, the Warrants underlying the Special Warrants and the Warrant Shares are either (i) no longer “restricted securities” within the meaning of Rule 144 or, (ii) a Registration Statement is declared effective by the SEC, the certificates representing the Special Warrants, the Common Shares, the Warrants underlying the Special Warrants and the Warrant Shares, as well as all certificates issued in exchange for or in substitution of the foregoing securities, until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable United States Securities Laws, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF INTELGENX TECHNOLOGIES CORP. (THE “COMPANY”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (C) WITHIN THE UNITED STATES IN COMPLIANCE WITH (i) THE EXEMPTION FROM REGISTRATION PROVIDED BY RUE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE OR (ii) THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF (C)(II) AND (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

(v)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber and, if applicable, each Disclosed Principal will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Special Warrants as may be required;

(w)

the funds which will be advanced by the Subscriber to the Issuer hereunder, as applicable, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Subscriber’s knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith;

(x)

the Subscriber acknowledges that upon completion of the Private Placement, the Agents will receive a commission in cash from the Issuer equal to 8% of the gross proceeds from the sale of Special Warrants sold under the Private Placement to all subscribers, as well as, that number of Common Shares equal to 4% of the Aggregate Special Warrants and that number of Common Share purchase options as is equal to 8% of the Aggregate Special Warrants (“Compensation Options”). Each Compensation Option will entitle the holder thereof to acquire one Common Share of the Issuer at an exercise price equal to US$0.80 for a period of 36 months from the Closing Date;

(y)	the Subscriber is not entitled to be paid any commission in relation to its participation in the Private Placement;

(z)	other than the Agents, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee;

(aa)

the Subscriber and, if applicable, each Disclosed Principal has not purchased the Special Warrants as a result of any form of General Solicitation or General Advertising, including advertisements, articles, notices or other communication published in any newspaper, magazine or similar media or on the internet or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by General Solicitation or General Advertising;

(bb)

the Subscriber has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, any sales or advertising literature, or any other document describing or purporting to describe the business and affairs of the Issuer which has been prepared for delivery to, and review by, prospective purchasers in order to assist in making an investment decision in respect of the Special Warrants (other than the Disclosure Record);

(cc)

the Subscriber or, if applicable, each Disclosed Principal has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of the loss of its entire investment in the Special Warrants;

(dd)

the Subscriber or, if applicable, each Disclosed Principal, if a corporation or other non-individual entity, has previously filed within the preceding year with the TSX-V a duly completed Form 4C, Corporate Placee Registration Form, and represents and warrants that there has been no change to any of the information in the Corporate Placee Registration Form previously filed with the TSX-V up to the date of this Agreement, or will deliver a completed Form 4C, Corporate Placee Registration Form in the form attached hereto as Appendix II to the Issuer in accordance with 9.2(d) of this Agreement;

(ee)

it understands and agrees that the financial statements of the Issuer have been prepared in accordance with United States generally accepted accounting principles, which differ in some respects from Canada generally accepted accounting principles, and thus may not be comparable to financial statements of Canadian companies;

(ff)

the Subscriber agrees that the Issuer and the Agents may be required by law or otherwise to disclose to regulatory authorities the identity of the Subscriber and if applicable the beneficial purchaser for whom the Subscriber may be acting; and

(gg)

the Subscriber agrees that the above representations, warranties, covenants and acknowledgements in this Agreement and the attached Appendices are and will be true and correct both as of the execution of this Agreement and as of the Closing.

5.2

The foregoing representations, warranties, covenants and acknowledgements are made by the Subscriber with the intent that they be relied upon by the Issuer and the Agents and their respective counsel in determining its eligibility as a purchaser of Special Warrants. The Subscriber undertakes to notify the Issuer and the Agents immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

5.3

The Issuer will obtain and hold the right and benefit of this section 5 in trust for and behalf of the Agents.

6.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER

6.1

The Issuer represents and warrants to the Subscriber that, as of the date hereof and at the Closing Date, the representations and warranties of the Issuer set forth herein and in the Agency Agreement are and, at Closing will be, true and correct.

6.2

By its acceptance of this offer, the Issuer confirms that the Subscriber will have the benefit of all of the representations, warranties, covenants and conditions provided to, or for the benefit of, the Agents under the Agency Agreement as if such representations, warranties, covenants and conditions were made directly to the Subscriber under this Agreement and the Issuer acknowledges that the Subscriber has relied on the representations, warranties and covenants contained in the Agency Agreement.

6.3

The Issuer shall indemnify, defend and hold the Subscriber (which term shall, for the purposes of this section, include the Subscriber or its shareholders, managers, partners, directors, officers, members, employees, direct or indirect investors, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees, direct or indirect investors and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statement, representation, warranty or covenant of the Issuer contained herein or in the Agency Agreement.

7.

WITHDRAWAL OF SUBSCRIPTION

7.1

The Subscriber reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before the Closing only if the Agents terminate their obligations with respect to the Private Placement under the Agency Agreement and hereby appoints each Agent as its agent for the purpose of notifying the Issuer of the withdrawal or termination of this subscription.

8.

CONTRACTUAL RIGHT OF RESCISSION

8.1

By its acceptance of this Agreement, the Issuer hereby grants to the Subscriber a contractual right of action for rescission set forth below in Section 8.2 and the Subscriber agrees to assign and explicitly extend the benefit of such right (but without liability to any Subscriber who is not a dealer) to any permitted assignee or transferee of the Special Warrants. Subject to the foregoing, the Subscriber (and, if applicable, others for whom it is contracting hereunder) hereby waives and releases the Issuer, and the Agents from, to the fullest extent permitted by law, all rights of withdrawal to which the Subscriber might otherwise be entitled under applicable Securities Laws including, without limitation, any rights pursuant to subsection 71(2) of the Ontario Act and the analogous provision of the Securities Laws of the other provinces of Canada.

8.2

The Issuer has agreed that in the event that a holder of a Special Warrant who acquires Common Shares and Warrants upon the exercise of such Special Warrant, as provided for in the Prospectus is or becomes entitled under the Securities Laws to the remedy of rescission by reason of the Prospectus or any amendment thereto containing a misrepresentation, such holder shall be entitled to rescission of both the holder’s exercise of its Special Warrants and the private placement transaction pursuant to which the Special Warrants were initially acquired and shall be entitled in connection with such rescission to a full refund from the Issuer of the amount of the Aggregate Subscription Price paid on the acquisition of the Special Warrants to the Issuer. In the event such holder is a permitted assignee of the interest of the original Subscriber, such assignee shall be entitled to exercise such rights of rescission and refund as if such permitted assignee was such original Subscriber. The provisions of this section are a direct contractual right extended by the Issuer (but specifically not by any of the Agents or the directors, officers or other agent of the Issuer) to holders of Special Warrants, assignees (in respect of whom such rights are hereby granted to, and received by, the Agents in trust for assignees) of such holders and holders of Common Shares and Warrants acquired by such holders on exercise of Special Warrants and are in addition to any other right or remedy available to a holder of Special Warrants under section 130 of the Ontario Act or otherwise at law. The foregoing contractual rights of action for rescission shall be subject to the defences described under section 130 of the Ontario Act which is incorporated herein by reference, mutatis mutandis, and any other defence or defences available to the Issuer under applicable laws, rules and instruments. No action shall be commenced to enforce the foregoing rights of action for rescission more than 180 days after payment is made for the Special Warrants.

9.	CLOSING

9.1

Delivery of the Special Warrants and payment of the Aggregate Subscription Price will be completed at Closing at the offices of Borden Ladner Gervais LLP, counsel to the Issuer, 40 King Street West, Suite 4400, Scotia Plaza, Toronto, Ontario on the Closing Date or at such other place as the Issuer and Paradigm may agree. If, prior to the Closing Time, the terms and conditions contained in this Agreement and the Agency Agreement have been complied with to the satisfaction of the Agents, or waived by the Agents, the Agents shall deliver to the Issuer all completed Agreements, including this Agreement, and payment of the Aggregate Subscription Price for all of the Special Warrants sold pursuant to the Agency Agreement against delivery by the Issuer of certificates representing the Special Warrants and such other documentation as may be required pursuant to this Agreement and the Agency Agreement.

9.2

The obligations of the parties hereunder are subject to all required regulatory approvals being obtained. This Private Placement is conditional upon, among other things, the Issuer obtaining conditional approval of the TSX-V.

The Subscriber acknowledges and agrees that the obligations of the Issuer hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Agreement as of the date of this Agreement, and as of the Closing Date as if made at and as of the Closing Date, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Date:

(a)	the Issuer having accepted this Agreement;

(b)

payment by the Subscriber of the Aggregate Subscription Price by certified cheque, money order, bank draft or other acceptable means in Canadian dollars payable to the Agent through which the Subscriber has agreed to purchase the Special Warrants;

(c)	the Subscriber having properly completed, signed and delivered this Agreement (with the applicable Appendices), to one of the following, as applicable:

Paradigm Capital Inc. 95 Wellington Street West, Suite 2101 Toronto, ON M5J 2N7

Attention:	Tony Pullen
Fax:	(416) 361-0679
Email:	tpullen@paradigmcap.com

Bolder Investment Partners, Ltd.
800 – 1450 Creekside Drive
Vancouver, BC V6J 5B3

Attention:	Martin Burian
Fax:	Vice-President, Corporate Finance

Union Securities Ltd.
Suite 115, 240 – 4th Avenue S.W.
Calgary, AB T2P 4H4

Attention:	Jovan Stupar
Fax:	Managing Director, Investment Banking

(d)

the Subscriber having properly completed, signed and delivered, as applicable, Appendix I, II, III, and/or IV and any further documentation as required under applicable Securities Laws or any stock exchange or other regulatory authority and the Subscriber covenants and agrees to do so upon request by the Issuer; and

	(e)	the conditions of closing contained in the Agency Agreement being satisfied or waived by the relevant party.

10.	RESALE RESTRICTIONS

10.1

The Subscriber understands and acknowledges that the Special Warrants, the Common Shares and Warrants issuable on exercise of the Special Warrants and the Warrant Shares issuable on exercise of the Warrants, as the case may be, will be subject to certain resale restrictions under applicable Securities Laws, the 1933 Act and applicable state securities laws and the TSX-V’s policies prior to the Clearance Date, the terms of which may be endorsed on the certificates representing such Special Warrants, Common Shares, Warrants and Warrant Share as a printed legend, and the Subscriber agrees to comply with such resale restrictions. The Subscriber also acknowledges that it has been advised to consult its own independent legal advisor with respect to the applicable resale restrictions and the Subscriber or, if applicable, the Disclosed Principal is solely responsible (and neither the Issuer nor the Agents are responsible) for complying with such restrictions and the Issuer is not responsible for ensuring compliance by the Subscriber or, if applicable, the Disclosed Principal with the applicable resale restrictions.

11.	USE OF PERSONAL INFORMATION

11.1

The Subscriber (on its own behalf and, if applicable, on behalf of any Disclosed Principal) acknowledges and consents to the fact the Issuer and the Agents are collecting the Subscriber’s (and any Disclosed Principal) personal information for the purpose of completing the Subscriber’s subscription. The Subscriber (on its own behalf and, if applicable, on behalf of any Disclosed Principal) acknowledges and consents to the Issuer and the Agents retaining the personal information for as long as permitted or required by applicable law or business practices. The Subscriber (on its own behalf and, if applicable, on behalf of any Disclosed Principal) further acknowledges and consents to the fact the Issuer or the Agents may be required by applicable securities laws, stock exchange rules, and Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any Disclosed Principal). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this section on behalf of all Disclosed Principals.

11.2

The Subscriber and each Disclosed Principal, if applicable, hereby acknowledges and consents to: (i) the disclosure by the Subscriber and the Issuer of Personal Information (defined in section 11.5) concerning the Subscriber to the TSX-V and its affiliates, authorized agent, subsidiaries and divisions; and (ii) the collection, use and disclosure of Personal Information by the TSX-V for the following purposes (or as otherwise identified by the TSX-V, from time to time):

(a)	to conduct background checks;

(b)	to verify the Personal Information that has been provided about the Subscriber;

(c)	to consider the suitability of the Subscriber as a holder of securities of the Issuer;

(d)	to consider the eligibility of the Issuer to continue to list on the TSX-V;

(e)

to provide disclosure to market participants as to the security holdings of the Issuer’s shareholders, and their involvement with any other reporting issuers, issuers subject to a cease trade order or bankruptcy, and information respecting penalties, sanctions or personal bankruptcies, and possible conflicts of interest with the Issuer;

(f)	to detect and prevent fraud;

(g)	to conduct enforcement proceedings; and

(h)

to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the TSX-V, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

11.3

The Subscriber also acknowledges that: (i) the TSX-V also collects additional Personal Information from other sources, including securities regulatory authorities in Canada or elsewhere, investigative law enforcement or self-regulatory organizations to ensure that the purposes set forth above can be accomplished; (ii) the Personal Information the TSX-V collects may also be disclosed to the agencies and organizations referred to above or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; (iii) the Personal Information may be disclosed on the TSX-V’s website or through printed materials published by or pursuant to the direction of the TSX-V; and (iv) the TSX-V may from time to time use third parties to process information and provide other administrative services, and may share the information with such providers.

11.4

If the Subscriber is resident in or otherwise subject to the securities laws applicable in Ontario, the information provided by the Subscriber on the face page of this Agreement identifying the name, address and telephone number of the Subscriber, the number of Special Warrants being purchased hereunder and the total purchase price as well as the Closing Date and the exemption that the Subscriber is relying on in purchasing the Special Warrants will be disclosed to the Ontario Securities Commission, and such information is being indirectly collected by the Ontario Securities Commission under the authority granted to it under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario. Each Subscriber (for certainty including each Disclosed Principal) hereby authorizes the indirect collection of such information to the Ontario Securities Commission. In the event the Subscriber has any questions with respect to the indirect collection of such information by the Ontario Securities Commission, the public official who can answer questions about the Ontario Securities Commission’s indirect collection of Personal Information is the Administrative Assistant to the Director of Corporate Finance, Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, M5H 3S8, Telephone 416-593-8086.

11.5

Herein, “Personal Information” means any information about the Subscriber provided by the Subscriber in this Agreement and as required to be disclosed to the Commissions or the TSX-V, whether pursuant to a form or a request made by a Commission or the TSX-V, including the Corporate Placee Registration Form attached hereto.

12.	SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1

The representations, warranties and covenants of the Issuer contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber and the Agents for a period of two years following the Closing Date.

12.2

The representations, warranties and covenants of the Subscriber contained in this Agreement or any certificate or document delivered pursuant to or in connection with this Agreement shall survive the Closing and, notwithstanding such Closing, any subsequent disposition by the Subscriber of any of the Special Warrants, Common Shares, Warrants or Warrant Shares, or any investigation made by or on behalf of the Issuer or the Agents with respect thereto, shall continue in full force and effect for the benefit of the Issuer and the Agents for a period of two years following the Closing Date.

13.	MISCELLANEOUS

13.1

Each of the Parties hereto upon the request of each of the other Parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

13.2

Any notice, direction or other instrument required or permitted to be given to any Party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

(a)	in the case of the Issuer, to:

IntelGenx Technologies Corp. 6425 Abrams Ville St. Laurent, Quebec H4S 1X9

Attention:	Horst G. Zerbe
Fax:	(514) 331-0436

with a courtesy copy to:

Borden Ladner Gervais LLP
Scotia Plaza
40 King Street West
Toronto, Ontario
M5H 3Y4

Attention:	Manoj Pundit
Fax:	(416) 682-2842

(b)	in the case of the Subscriber, at the address specified on the face page hereof, with a copy to Paradigm (on behalf of the Agents) at:

Paradigm Capital Inc. 95 Wellington Street West, Suite 2101 Toronto, ON M5J 2N7

Attention:	Tony Pullen
Fax:	(416) 361-0679

Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

13.3

Time shall be of the essence of this Agreement and every part hereof.

13.4

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

13.5

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario and the laws of Canada applicable therein. Any and all disputes arising under this Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

13.6

This Agreement, which includes any interest granted or right arising under this Agreement, may not be assigned or transferred except with the prior written consent of the other party hereto.

13.7

Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the Parties with respect to the Special Warrants and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Agents, or by anyone else.

13.8

Subject to section 4, the parties may amend this Agreement only in writing.

13.9

This Agreement enures to the benefit of and is binding upon the Parties and, as the case may be, their respective heirs, executors, administrators, permitted assigns and successors.

13.10

A Party will give all notices or other written communications to the other Party concerning this Agreement by hand or by registered mail addressed to such other Party’s respective address which is noted on the cover page of this Agreement.

13.11

The Parties hereby agree and confirm that they have requested that this Agreement, as well as all notices and other documents contemplated hereby, be drawn up in the English language only. Les parties aux présentes reconnaissent et confirment qu’elles ont convenu que la présente convention ainsi que tous les avis et documents, qui s’y rattachent soient rédigés en anglais.

13.12

This Agreement may be executed in counterparts, each of which when delivered will be deemed to be an original and all of which together will constitute one and the same document and the Issuer or the Agents will be entitled to rely on delivery by facsimile machine or other electronic means of an executed copy of this subscription, and acceptance by the Issuer of such facsimile or other electronic copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer as if the Issuer had accepted the subscription originally executed by the Subscriber.

APPENDIX I

TERM SHEET

IntelGenx Technologies Corp.
PRIVATE PLACEMENT OF SPECIAL WARRANTS

Issuer:	IntelGenx Technologies Corp.
Amount:	Up to C$4,500,000.
Price:	C$0.40 per Special Warrant (the “Issue Price”).
Special Warrants:	Each Special Warrant will entitle the holder thereof to acquire, for no further consideration one unit (a “Unit”) until 5:00 p.m. (Toronto time) (the “Expiry
Time”) on the earlier of:

(a)	the date (the “Clearance Date”) which is five business days following the later of:

	(i)	the date a Decision Document is issued for the Prospectus by the last of the securities authorities in the Jurisdictions in which purchasers of the Special Warrants reside and Quebec; and

	(ii)	the date the Registration Statement is declared effective by the SEC; and

(b)	the date which is four months following the Closing Date,

provided that if the Clearance Date has not occurred on or prior to the date which is 120 days following the Closing Date, each Special Warrant will thereafter entitle the holder to acquire for no additional consideration, 1.1 Unit (instead of one Unit).

Any Special Warrants which have not been exercised prior to the Expiry Time will be exercised on behalf of the holders thereof immediately prior to the Expiry Time

Each Unit will consist of one common share (a “Common Share”) and one Common Share purchase warrant (a “Warrant”). Each Warrant will entitle the holder to purchase one Common Share of the Company for 36 months following the closing of the Offering at an exercise price of U.S.$0.80 per share.

Prospectus Qualification and Filing of U.S. Registration Statement:

The Company shall use its best efforts to, as soon as practicable following the Closing and, in any event, within 30 days following the Closing Date, file and obtain a Decision Document for a preliminary short form prospectus, settle any comments of the Canadian Securities administrators as soon as possible thereafter and file and obtain a Decision Document for a final Prospectus, to qualify the distribution of the Units upon the exercise of the Special Warrants.

The Company shall use its best efforts to, as soon as practicable following the Closing and, in any event, within 30 days following the Closing Date, file a Registration Statement with the SEC, settle any comments of the SEC as soon as possible thereafter and file and have declared effective a final Registration Statement, to qualify the Common Shares and Warrants to be issued upon the exercise of the Special Warrants, the Compensation Options and the Broker’s Shares for distribution to, and trading by, the public in the United States of America.

Type of Transaction:

Fully Marketed best efforts private placement. It shall be a condition of completion of the Offering that the Special Warrants not be subject to a hold period of longer than four months and one day after the Closing Date in the Jurisdictions.

Jurisdictions:

The qualifying jurisdictions for the Offering will be each of the provinces of Canada except for Quebec (the “Jurisdictions”). The Special Warrants will not be offered or sold in the United States. The Special Warrants may also be sold in jurisdictions other than Canada on a private placement basis provided that the Company shall not become subject to any prospectus or continuous disclosure requirements in such jurisdictions.

Listing:

The Company shall obtain the necessary approvals to list the Common Shares underlying the Special Warrants (including the Common Shares issuable upon the due exercise of the Warrants) on the TSX Venture Exchange.

Agent’s Compensation:

On the Closing Date the Agents will: (a) be paid a cash commission of 8.0% of the gross proceeds raised; (b) receive that number of Compensation Options that is equal to 8% of the number of Special Warrants sold in the Offering (each Compensation Option entitling the holder thereof to acquire one Common Share at an exercise price of US$0.80 per share for a period of 36 months from the Closing Date); and (c) receive that number of Broker’s Shares that is equal to 4% of the number of Special Warrants sold in the Offering.

Closing Date:	On or about June 30, 2009 or such other date or dates that might be determined by the Company and the Agents.

Agents:	Paradigm Capital Inc., Bolder Investment Partners, Ltd. and Union Securities Ltd.

Use of Proceeds:

The proceeds from the Offering shall be used for commercialization and development of drugs to be delivered using Oral Film Technology and the Versatab Multi-Layer Tablet platform, repay outstanding convertible notes, working capital and capital expenditures, as well as strategic investments including business development and pharmaceutical research and development.

APPENDIX II FORM 4C

CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the TSX-V. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the TSX-V prior to participating in further placements with TSX-V listed companies. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the TSX-V.

1.	Placee Information:

	(a)	Name: ________________________________________________________________________

	(b)	_______________________________________________________________________________ Complete Address: ______________________________________________________________

Jurisdiction of Incorporation or Creation: ____________________________________________________

2.	(a) Is the Placee purchasing securities as a portfolio manager (Yes/No)? _______

	(b)	Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)? _______

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)

It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in
____________________
[jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than CDN$20,000,000; and

(e)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of control persons of the Placee:
Name	City	Province or State	Country

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the Securities Act (British Columbia) and sections 176 and 182 of the Securities Act (Alberta).

Acknowledgment – Personal Information

“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a)	the disclosure of Personal Information by the undersigned to the TSX-V (as defined in Appendix 6B) pursuant to this Form; and

(b)	collection, use and disclosure of Personal Information by the TSX-V for the purposes described in Appendix 6B or as otherwise identified by the TSX-V, from time to time.

Dated at ________________________on _________________________________

.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

APPENDIX III

ACCREDITED INVESTOR CERTIFICATE

The Subscriber is a resident of either British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Nova Scotia, New Brunswick, Prince Edward Island or Newfoundland and Labrador and hereby represents, warrants and certifies to the Issuer that the Subscriber is an “accredited investor”, as such term is defined in National Instrument 45-106 –Prospectus and Registration Exemptions (“NI 45-106”) and, as at the time the subscription is accepted by the Issuer (“Closing”), the Subscriber will fall within one or more of the following categories (Please check one or more, as applicable):

ACCREDITED INVESTOR STATUS

The undersigned represents and warrants that it, he or she is [check each applicable item]:

____

a Canadian financial institution (as defined under NI 45-106), or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

____

the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

____

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

____

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

____

an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person referred to in paragraph (d);

____

the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

____

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

____

any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

____

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

____

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

____

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

____

an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

____

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

____

an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 – Minimum Amount Investment and 2.19 – Additional Investment in Investment Funds of NI 45 106, or;

(iii)

a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 – Investment Fund Reinvestments of NI 45 106; an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or in Québec, the securities regulatory authority, has issued a receipt;

____

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

____

a person acting on behalf of a fully managed account managed by that person, if that person:

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

____

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

____

an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function;

____

a person in respect of which all of the owners of interests, direct, indirect, or beneficial, except the voting securities required by law to be owned by directors, are persons that are Accredited Investors;

____

an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

____

a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as:

(i)	an accredited investor, or

(ii)	an exempt purchaser in Alberta or British Columbia.

The Subscriber acknowledges that the representations, warranties and covenants contained in this Appendix are made by it with the intent that they may be relied upon by the Issuer in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Special Warrants. It agrees that by accepting Special Warrants it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing.

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber or any Disclosed Principal set forth herein which takes place prior to the Closing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _______________ day of _____________________________________
, 2009.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

As used in this Accredited Investor Certificate, the following term has the following meaning:

A “person” includes:

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

APPENDIX IV

INTERNATIONAL INVESTOR CERTIFICATE

In connection with the purchase by the undersigned Subscriber of the Purchased Shares, the Subscriber and any Disclosed Principal for whom the Subscriber is acting on behalf of, (collectively, the “Subscriber”) hereby represents, warrants, covenants and certifies to the Issuer (and acknowledges that the Issuer and its counsel are relying thereon) that:

(a)

the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident which would apply to the acquisition of the Purchased Shares;

(b)

the Subscriber is purchasing the Purchased Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Purchased Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c)

the applicable securities laws of the authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Purchased Shares;

(d)	the purchase of the Purchased Shares by the Subscriber does not trigger:

(A)

any obligation of the Corporation to prepare and file a prospectus, an offering memorandum or similar document, or any other report or notice with respect to such purchase in the International Jurisdiction;

	(B)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction; or

	(C)	any registration or other obligation on the part of the Issuer or the Agents;

(e)	the distribution of the Purchased Shares to the Subscriber by the Issuer complies with the laws of the International Jurisdiction; and

(f)

the Subscriber will, if requested by the Issuer or the Agents, deliver to the Issuer and the Agents a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in paragraphs (b), (c), (d) and (e) above to the satisfaction of the Issuer, acting reasonably.

The Subscriber acknowledges that the representations, warranties and covenants contained in this Appendix IV are made by it with the intent that they may be relied upon by the Issuer in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Special Warrants. It agrees that by accepting Special Warrants it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing.

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber or any Disclosed Principal set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing